For Current Income

Delchester Fund

service and guidance

professional management

goals

[water wheel graphic]

1998
Semi-Annual Report

DELAWARE
INVESTMENTS
=====================
Philadelphia o London
for current
  income
    2


February 18, 1998

Dear Shareholder:

DOMESTIC HIGH-YIELD BOND PRICES HAVE been resilient since July, a time of increased global market volatility. Stable credit trends, falling interest rates and strong investor demand offset the effects of Asian economic turbulence.

Delchester Fund provided a positive total return of +6.90% for the six months ended January 31, 1998 (capital change plus reinvested dividends for Class A shares at net asset value). Delaware Investments is pleased to report that your Fund outpaced its unmanaged benchmark - the Salomon Brothers High-Yield Bond Index - during the first half of fiscal 1998, as shown below.

Since the summer, the returns from high-yield bonds have not only been higher than other fixed-income securities, but have eclipsed the total return of stocks as measured by the Standard & Poor's 500 Index, as illustrated below. While this was most likely a temporary phenomenon, we believe it shows that high-yield bonds have the potential to help diversify an investment portfolio and temper the effects of stock market volatility.

We attribute Delaware's success since the summer to a consistent, disciplined investment strategy that is a result of more than a generation of experience managing high-yield bond portfolios. During the first half of 1998, Paul A. Matlack and Gerald T. Nichols, who manage the Fund, focused on:

 * bonds rated B in industries whose prospects appeared to be clearly defined;

 * new bond offerings of at least $100 million, and;

 * U.S. companies with experienced management teams and underlying financial strength.

HIGH-YIELD BONDS HAVE THE POTENTIAL TO HELP DIVERSIFY AN INVESTMENT PORTFOLIO AND TEMPER THE EFFECTS OF STOCK MARKET VOLATILITY.


CUMULATIVE/AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------------
                                                        Six Months Ended                12 Months Ended
                                                         January 31, 1998               January 31, 1998
---------------------------------------------------------------------------------------------------------------
Delchester Fund A Class                                       +6.90%                        +15.34%
Lipper High Current Yield Fund Average                        +5.89% (222 funds)            +13.86% (192 funds)
---------------------------------------------------------------------------------------------------------------
Salomon Brothers High-Yield Bond Index                        +6.65%                        +14.67%
Lehman Brothers Aggregate Bond Index                          +4.90%                        +10.72%
Standard & Poor's 500 Index                                   +3.56%                        +26.90%
---------------------------------------------------------------------------------------------------------------

All performance quoted above assumes reinvestment of distributions. Fund results and those of the Lipper Fund Average do not show the effect of sales charges. Performance for all Fund classes can be found on page 8. Performance of other Fund classes differs due to different charges and expenses. Past performance does not guarantee future results.

                                                                     for current
                                                                       income
                                                                         3

        Since 1995, high-yield, higher risk bonds have benefited from low inflation and positive trends in credit quality. The default rate of high-yield bonds has declined to approximately 1%, the lowest level since the early 1980s, according to CS First Boston.
        Demand for high-yield bonds has also remained strong. In calendar 1997, investors allocated more than $18 billion to high-yield bond mutual funds, an increase of 11% from a year earlier, according to Strategic Insight, a research firm. This helped absorb a record amount of new bond supply last year as companies sought to take advantage of falling interest rates to refinance their debt.
        As of January 31, 1997, the domestic corporate high-yield bond market offered an additional 310 basis points (3.1%) in income potential over comparable maturity Treasuries. This yield premium can compensate investors for the added risks of investing in bonds of corporations whose credit ratings are less than BBB and which have no U.S. government guarantee of bond principal.
        Delaware Investments has managed high-yield bonds through a variety of interest rate environments, and we have learned that success in this higher risk market requires preventive medicine - a proactive approach to analyzing credit risk and regular monitoring of external factors that might affect our ability to provide income and preserve capital.
        Inside, Mr. Matlack and Mr. Nichols review the Fund's performance since the summer. They also explain why Delaware believes the high-yield market may offer attractive potential for both income and total return-oriented investors for the balance of fiscal 1998.
        Delaware Investments values your continued confidence and we look forward to reporting to you again in September.

Sincerely,

/s/  Wayne A. Stork
-----------------------------
WAYNE A. STORK
Chairman


/s/ Jeffrey J. Nick
-----------------------------
JEFFREY J. NICK
President and Chief Executive Officer

 INTEREST INCOME IS THE PRIMARY COMPONENT OF TOTAL RETURN FROM HIGH-YIELD BONDS
                            ANNUALIZED TOTAL RETURNS
                       FIVE YEARS ENDED DECEMBER 31, 1997

                             Capital    Income
                             Return     Return        Total
Merrill Lynch High-Yield
  Bond Index                  2.19%     9.69%        +11.88%
10 Year Treasury Bonds        2.12%      7.75%        + 9.87%
Merrill Lynch U.S
Corporate Bond Index          0.60%      7.87%        + 8.47%
One-Year U.S. Treasury
 Bills                          0       5.07%        + 5.07%



Source: Merrill Lynch. Past performance is not a guarantee of future results. Unlike U.S. Treasuries, high-yield and corporate bonds are not guaranteed as to the timely payment of interest and repayment of principal. The performance figures given above are not intended to reflect the past or future performance of any mutual fund offered by Delaware. One cannot invest directly in these indexes, and there is no guarantee that Delchester Fund's performance will match that of any index.

for current
  income
    4

Portfolio Managers' Review

LAST YEAR EXTENDED A PERIOD OF unprecedented prosperity for investors in high-yield securities. In the seven years since the trough of the last bear market in December 1990, high-yield bonds have generated double digit returns in six of those years. The market's average annualized rate of return during this period was +15.6%, as measured by the unmanaged Salomon Brothers High-Yield Bond Index. During the 1990s, average credit quality has jumped three grades from B- to BB-. The default rate has fallen from more than 10% to less than 1%. As of early 1998, the market had doubled in size to more than $470 billion in bonds outstanding, issued by more than 1,200 domestic companies. (Source: Donaldson Lufkin & Jenrette). Not surprisingly, investor perception of high-yield bonds has undergone a dramatic transformation. Once considered a speculative investment derided as "junk bonds," the high-yield market is today a mainstream strategic asset class by virtue of size, quality and performance.

* Like stocks, high-yield bonds are affected by the earnings and cash flow growth of the issuing company. Industry profit and growth expectations are also important.
* Like other types of fixed-income investments, high-yield bonds are affected by inflation expectations and the outlook for the economy as a whole.
        Between August 1997 and January 1998, U.S. Treasury bond prices rose more than prices of high-yield bonds as investors sought safety of principal in the wake of Asian currency evaluations. The Pacific Rim's fiscal woes negatively affected some high-yield bonds issued by U.S. companies whose sales and earnings are tied to the region's economic prospects.

WE DID ESPECIALLY WELL WITH NEW BOND ISSUES, WHICH OFFERED ATTRACTIVE INCOME, RELATIVE SAFETY OF PRINCIPAL, AND IN SOME CASES, CAPITAL APPRECIATION POTENTIAL AS BOND PRICES ROSE SHARPLY THIS PAST AUTUMN.

DELCHESTER FUND'S
CREDIT QUALITY AND INTEREST RATE SENSITIVITY
--------------------------------------------------------------------------------
JANUARY 31, 1998

B                               85%
BB                              3%
AAA                             3%
Unrated                         7%
CCC                             2%

--------------------------------------------------------------------------------
                                                   July 31,          January 31,
                                                     1997              1998
                                         ---------------------------------------
Thirty-Day Current SEC Yield*                        8.51%             8.67%
Average Effective Duration                           4.6 years         4.4 years
Average Effective Maturity                           6.9 years         6.8 years
Portfolio Turnover                                    154%              178%
Number of Bond Issues                                 140               154

*For Class A measured according to Securities and Exchange Commission guidelines; Thirty-Day SEC yields as of January 31, 1997 for B and C Class shares were 8.34% and 8.32%, respectively. Institutional Class yield was 9.36%.

                                                                     for current
                                                                        income
                                                                           5

        Overall, however, high-yield bonds provided higher total returns than any other fixed-income category for the first half of fiscal 1998 because of the market's superior income characteristics. Senior debt (bonds that have priority in the event of a bankruptcy) and bonds with a long duration (increased sensitivity to interest rates) performed well, especially in the telecommunications and media sectors.
        Consistently strong credit quality provided us with ample opportunity to select both new and seasoned high-yield bonds for Delchester Fund during the first half of fiscal 1998. We did especially well with new bond issues, which offered attractive income, relative safety of principal, and in some cases, capital appreciation potential as bond prices rose sharply this past autumn.

INVESTMENT STRATEGY
In managing high-yield bond portfolios over the years, Delaware Investments has sought to provide above-average results while maintaining a conservative approach to credit risk. As part of our research discipline, we ask ourselves whether we would make a loan to the companies we review.
        Delchester Fund emphasizes income as the dominant component of return, and stresses capital preservation over appreciation. During the first half of fiscal 1998, we sought to achieve this by investing primarily in bonds rated B. We may focus on lower yielding, better quality bonds rated BB during slower economic growth.
        Our current portfolio positioning hinges on our belief that the nation's output of goods and services (gross domestic product) will grow at a sustained non-inflationary pace in 1998. As of January 31, more than 80% of the bonds in the Fund's portfolio were rated B. This was about 20 percentage points higher than the average of 174 high-yield bond funds tracked by Morningstar.
        Since the summer, we have increased the Fund's income potential by investing in Rule 144A bonds. These bonds represented 80% of new issues in 1997 and are named for a Securities and Exchange Commission rule that allows a security to be traded among sophisticated investors without registration.
        Rule 144A bonds offered an average of 100 basis points more yield with credit risk similar to bonds that were not issued under the rule. Following registration, Rule 144A bonds can sometimes offer capital appreciation potential. As with all securities selected for the Fund, we carefully examine the operating performance of companies issuing 144A bonds before making a purchase.

AS PART OF OUR RESEARCH DISCIPLINE, WE ASK OURSELVES WHETHER WE WOULD MAKE A LOAN TO THE COMPANIES WE REVIEW.

for current
  income
    6


HIGH-YIELD BONDS CAN CUSHION VOLATILITY
An important catalyst for high-yield bond demand in calendar 1997 was the increasing volatility of the stock market. In our view, investors are embracing the notion that high-yield bonds can be a defensive investment under certain market conditions.
        During October 1997, a period of increased stock market volatility, high-yield bonds rose in value by +0.5% (as measured by the Merrill Lynch High-Yield Bond Index) while the Standard & Poor's 500 Index declined 3.4%. Of course, the past doesn't guarantee the future, but we believe it is worth noting that since 1980 the high-yield bond market has generally provided a positive return when the S&P 500 Index has posted a negative return, according to Chase Securities.
        Thus, high-yield bonds have the potential to both diversify and balance an investment portfolio that's focused heavily on equities.

SUMMARY OUTLOOK
The positive economic conditions that have sparked the high-yield bond market's remarkable results over the past few years are clearly entering a mature phase. However, we believe 1998 could be another year when high-yield bonds could deliver attractive returns. In our view, recession in Pacific Rim countries should keep U.S. inflation and interest rates at current modest levels without impairing U.S. economic growth, and by extension, credit quality.
        U.S. stocks - especially small company stocks - tend to be vulnerable to a slowdown in earnings growth. However, high-yield bond prices have historically been resilient to changes in a company's rate of growth, so long as profit growth remained positive. Low interest rates on investment grade bonds and potential

HIGH-YIELD BOND PRICES HAVE HISTORICALLY BEEN RESILIENT TO CHANGES IN A COMPANY'S RATE OF GROWTH, SO LONG AS PROFIT GROWTH REMAINED POSITIVE.

DELCHESTER FUND'S ASSET MIX
A DIVERSE PORTFOLIO: A TIME-TESTED DISCIPLINE
--------------------------------------------------------------------------------
JANUARY 31, 1998

Preferred & Convertible Preferred Stocks            2.7%
Services/Others                                    15.4%
Energy & Chemicals                                 10.3%
Metals & Mining                                     3.8%
Paper & Containers                                  7.8%
Consumer Products                                   7.8%
Cash                                                3.1%
Autos & Transportation                              6.6%
Media                                               8.1%
Healthcare                                          2.0%
Leisure & Lodging                                   3.7%
Food & Retail                                      10.6%
Telecommunications & Electronics                   18.1%
                                                                     for current
                                                                        income
                                                                          7

stock market volatility suggest we'll see continued heavy demand for high-yield bond mutual funds in the coming months.
        Many of the new bonds coming to market are refinancings of existing high-yield debt. Investors who had these companies' old bonds often provide much of the demand for new issues. With 30-year U.S. Treasury bonds currently yielding 5.9%, we think more companies will pay investors a premium in 1998 to tender bonds (sell them back to the issuer) before their call dates. Between 1995 and 1997, as interest rates dropped substantially, the amount of such tender activity by corporations nearly tripled, according to Donaldson Lufkin & Jenrette.
        Increased corporate tenders and call activity in the year ahead may make it challenging to maintain your Fund's income potential. However, we believe the willingness of companies to pay investors a "bonus" to refinance could potentially augment total return.
        Amid one of the longest economic growth cycles of the 20th Century, we have structured your Fund's portfolio to emphasize bonds rated B with above-average yields. We'll be looking for bonds with abundant credit protection and the potential to benefit from a corporate debt rating upgrade. Our success in 1998 will depend on our ability to successfully compound income and preserve principal.

PAUL A. MATLACK
Vice President and
Senior Portfolio Manager

GERALD T. NICHOLS
Vice President and
Senior Portfolio Manager

February 18, 1998

GLOSSARY
BASIS POINTS
A WAY OF MEASURING THE YIELD OF A BOND. A BASIS POINT IS ONE HUNDREDTH OF A PERCENT (1/100 OF 1%).

INVESTMENT GRADE BONDS
BONDS WITH CREDIT RATINGS OF BBB AND HIGHER. PRICES OF THESE BONDS TEND TO BE MORE SENSITIVE TO MONETARY POLICY CHANGES AS QUALITY INCREASES.

HIGH-YIELD BONDS
HIGHER RISK BONDS WITH CREDIT RATINGS LOWER THAN BBB. THE RISK OF DEFAULT INCREASES SUBSTANTIALLY FOR BONDS RATED CCC AND LOWER. ALSO KNOWN AS JUNK BONDS.

DURATION
THE MOST COMMON MEASURE OF A BOND'S SENSITIVITY TO INTEREST RATES. IT INDICATES THE APPROXIMATE CHANGE IN A BOND'S PRICE GIVEN A 1% MOVEMENT IN INTEREST RATES.

(Photo of Keyboard)
for current
  income
    8


DELCHESTER FUND
PROVIDING HIGH INCOME FOR MORE THAN THREE DECADES
--------------------------------------------------------------------------------
ANNUAL INCOME FROM A $100,000 INVESTMENT
AUGUST 20, 1970 TO JANUARY 31, 1998
TOTAL INCOME = $1,244,601

                                                                  Yearly Income
                                                                  -------------
Jan-71    $1,577                   Jan-85     38,902                $120,000
Jan-72     6,574                   Jan-86     51,952                $100,000
Jan-73     7,766                   Jan-87     52,066                $ 80,000
Jan-74     9,130                   Jan-88     55,401                $ 60,000
Jan-75     9,733                   Jan-89     60,236                $ 40,000
Jan-76    11,388                   Jan-90     66,680                $ 20,000
Jan-77    11,938                   Jan-91     71,192                $      0
Jan-78    13,146                   Jan-92     76,238
Jan-79    13,912                   Jan-93     84,561
Jan-80    15,992                   Jan-94     92,441
Jan-81    19,476                   Jan-95     98,890
Jan-82    23,439                   Jan-96     95,276
Jan-83    29,081                   Jan-97    103,247
Jan-84    29,940                   Jan-98    104,812


Chart assumes $100,000 invested on August 20, 1970, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other Delchester classes will vary due to differing charges and expenses.
Past performance does not guarantee future results.


DELCHESTER FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH JANUARY 31, 1998

                                                          Lifetime      Ten Years       Five Years    One Year
---------------------------------------------------------------------------------------------------------------
Class A (Est. 8/20/70)
    Excluding Sales Charge                                 +9.95%        +10.49%         +10.18%        +15.34%
    Including Sales Charge                                 +9.76%         +9.94%          +9.12%         +9.83%
---------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge                                 +9.62%                                       +14.49%
    Including Sales Charge                                 +9.00%                                       +10.49%
---------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge                                +13.10%                                       +14.48%
    Including Sales Charge                                +13.10%                                       +13.48%



Delchester Fund invests primarily in high-yield securities, which involves greater risk than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Results include reinvestment of distributions and the effect of sales charges as shown below. Lifetime performance for B and C shares excluding sales charge assumes contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through January 31, 1998

                    Lifetime   10 Years     Five Years   One Year    Six Months*
Delchester Fund      +10.05%    +10.75%      +10.44%     +15.63%       +7.03%

*Cumulative Return. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Delchester Fund's Institutional Class was initially made available 6/1/92; performance prior to that date was adjusted to eliminate the effect of the sales charge.

                                                            for current income 9

FINANCIAL STATEMENTS
DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF NET ASSETS
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS - 94.28%
 Aerospace & Defense - 1.22%
 Atlas Air sr nts 10.75% 8/1/05 ..................    $ 7,600,000    $ 8,170,000
 Burke Industries sr nts 144A
  10.00% 8/15/07 .................................      8,985,000      9,524,100
                                                                      ----------
                                                                      17,694,100
                                                                      ----------
 AUTOMOBILE & AUTO EQUIPMENT - 3.73%
 Accuride sr sub nts 144A 9.25% 2/1/08 ...........      7,000,000      7,008,750
 ADV Accessory/AAS Cap sr sub nts 144A
  9.75% 10/1/07 ..................................      4,600,000      4,651,750
 Cambridge Industries sr sub nts
  10.25% 7/15/07 .................................      9,700,000     10,233,500
 Delco Remy International sr sub nts
  10.625% 8/1/06 .................................     10,750,000     11,784,688
 Safety Components International sr sub nts
  10.125% 7/15/07 ................................      8,400,000      8,820,000
 Stanadyne Automobile sr sub nts144A
  10.25% 12/15/07 ................................     11,200,000     11,424,000
                                                                      ----------
                                                                      53,922,688
                                                                      ----------
 BANKING, FINANCE & INSURANCE - 0.15%
 Western Financial Bank sub nts
  8.875% 8/1/07 ..................................      2,300,000      2,239,625
                                                                       ---------
                                                                       2,239,625
                                                                       ---------
 BUILDING & MATERIALS - 3.10%
 American Architectural sr nts 144A
  11.75% 12/1/07 .................................      7,500,000      7,762,500
 American Builders and Contractors sr sub nts
  10.625% 5/15/07 ................................      7,425,000      7,768,406
 Atrium sr sub nts 10.50% 11/15/06 ...............     11,025,000     11,741,625
 Kevco sr sub nts 10.375% 12/1/07 ................      7,600,000      7,847,000
 Reliant Building sr sub nts 10.875% 5/1/04 ......      9,250,000      9,747,188
                                                                      ----------
                                                                      44,866,719
                                                                      ----------
 CABLE, MEDIA, & PUBLISHING - 8.11%
*Adelphia Communications sr nts
  9.50% 2/15/04 ..................................      8,917,262      9,619,496
*Allbritton Communications sr sub nts 144A
  8.875% 2/1/08 ..................................      1,700,000      1,712,750
 American Banknote units 11.25% 12/1/07 ..........      9,500,000      9,618,750
*Echostar DBS sr nts 12.50% 7/1/02 ...............      9,100,000     10,203,375
 Frontiervision Holdings sr disc nts
  11.875% 9/15/07 ................................      6,000,000      4,620,000
 Galaxy Telecommunication L.P. sr sub nts
  12.375% 10/1/05 ................................      7,500,000      8,362,500
 Knology Holdings units 11.875% 10/15/07 .........      8,000,000      4,400,000
 Liberty Group Operating units 144A
  9.375% 2/1/08 ..................................      3,900,000      3,997,500
*Marcus Cable sr disc nts 14.25% 12/15/05 ........     19,200,000     17,160,000
 Northland Cable Television sr sub nts 144A
  10.25% 11/15/07 ................................      9,100,000      9,782,500
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS (CONTINUED)
 CABLE, MEDIA, & PUBLISHING (CONTINUED)
 Pegasus sr nts 9.625% 10/15/05 .................    $ 7,000,000    $  7,358,750
 Perry-Judd sr sub nts 144A
  10.625% 12/15/07  .............................      6,000,000       6,285,000
 STC Broadcasting sr sub nts
  11.00% 3/15/07  ...............................      8,250,000       9,136,875
 Sullivan Graphics sr sub nts 12.75% 8/1/05 .....     10,375,000      10,647,344
 United International Holdings sr nts
  10.75% 2/15/08  ...............................      7,200,000       4,252,968
                                                                     -----------
                                                                     117,157,808
                                                                     -----------
 CHEMICALS - 4.10%
 Huntsman sr sub nts 144A 9.50% 7/1/07 ..........     11,000,000      11,550,000
 Koppers Industries sr sub nts
  9.875% 12/1/07  ...............................      9,500,000       9,998,750
 Laroche Industries sr sub nts 144A
  9.50% 9/15/07  ................................     12,000,000      11,970,000
 PCI Chemicals Canada sr nts
  9.25% 10/15/07  ...............................      3,900,000       3,958,500
+*Sterling Chemical Holdings sr disc nts
  13.50% 8/15/08  ...............................     17,575,000      10,984,375
 Texas Petrochemical sr sub nts
  11.125% 7/1/06  ...............................      9,750,000      10,737,188
                                                                     -----------
                                                                      59,198,813
                                                                     -----------
 COMPUTER & TECHNOLOGY - 0.66%
 *Decisionone Notes sr sub nts 9.75% 8/1/07 .....      3,000,000       3,127,500
 Phase Metrics sr nts 144A 10.75% 2/1/05 ........      6,300,000       6,386,625
                                                                     -----------
                                                                       9,514,125
                                                                     -----------
 CONSUMER PRODUCTS - 7.84%
 Coleman Escrow sr disc nts
  10.50% 5/15/01  ...............................     34,000,000      23,077,500
+*CLN Holdings sr disc nts 10.50% 5/15/01 ........     5,925,000       3,695,719
 Desa International sr sub nts 144A
  9.875% 12/15/07  ..............................      8,800,000       9,229,000
 Drypers sr nts 10.25% 6/15/07 ..................     10,575,000      11,037,656
 French Fragrances sr nts 10.375% 5/15/07 .......      9,000,000       9,630,000
 Precise Technology sr sub nts
  11.125% 6/15/07  ..............................      3,975,000       4,109,156
 Revlon Consumer Products sr sub nts 144A
  8.625% 2/1/08  ................................     14,000,000      14,087,500
+*Revlon Worldwide sr disc nts
  10.00% 3/15/01  ...............................     13,400,000       9,916,000
 Riddell Sports sr nts 10.50% 7/15/07 ...........      8,000,000       8,500,000
 Shop Vac sr nts 10.625% 9/1/03 .................      9,500,000      10,509,375
 Zeta Consumer Products sr nts 144A
  11.25% 11/30/07  ..............................      9,200,000       9,464,500
                                                                     -----------
                                                                     113,256,406
                                                                     -----------

10 for current income

DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS (CONTINUED)
 ELECTRONICS/INFORMATION/DATA - 5.05%
+Cellnet Data Systems units 14.00% 10/1/07 .......    $12,000,000    $ 6,180,000
 Communications Instruments sr sub nts 144A
  10.00% 9/15/04  ................................      6,950,000      7,332,250
 Electronic Retailing Systems sr disc nts
  13.25% 2/1/04  .................................     13,200,000      8,926,500
 Elgar Holdings sr nts 9.875% 2/1/08 .............      5,600,000      5,600,000
 EV International sr nts 11.00% 3/15/07 ..........      9,000,000      9,405,000
 Federal Data sr sub nts 10.125% 8/1/05 ..........     10,450,000     10,698,188
 Highwaymaster Communications sr nts
  13.75% 9/15/05  ................................     10,600,000     11,130,000
 International Logistics sr nts 144A
  9.75% 10/15/07  ................................      2,875,000      2,892,969
 TELEX Communications sr sub nts
  10.50% 5/1/07  .................................     10,500,000     10,775,625
                                                                      ----------
                                                                      72,940,532
                                                                      ----------
 Energy - 6.16%
 First Wave Marine sr nts 11.00% 2/1/08 ..........      6,900,000      7,141,500
 Gothic Energy sr nts 12.25% 9/1/04 ..............      1,400,000      1,478,750
 Panaco sr nts 10.625% 10/1/04 ...................      9,350,000      9,490,250
 Rutherford-Moran Oil sr sub nts
  10.75% 10/1/04  ................................     10,450,000     11,181,500
*Statia Terminals sr nts 11.75% 11/15/03 .........      6,250,000      6,625,000
 Transamerica Refining units 144A
  16.00% 6/30/03  ................................      9,000,000      9,270,000
*Transamerican Energy sr nts
  13.00% 6/15/02  ................................     11,750,000      9,723,125
 Transamerican Energy sr disc nts
  11.50% 6/15/02  ................................      9,950,000     10,136,563
 Trench Electric sr nts 144A 10.25% 12/15/07 .....      8,600,000      8,815,000
 United Refining sr unsec nts 10.75% 6/15/07 .....     14,250,000     15,229,688
                                                                      ----------
                                                                      89,091,376
                                                                      ----------
 ENVIRONMENTAL SERVICES - 0.81%
 ATC Group Services sr sub nts 144A
  12.00% 1/15/08  ................................      4,800,000      4,956,000
 Hydrochem Industrial sr sub nts
  10.375% 8/1/07  ................................      6,410,000      6,738,513
                                                                      ----------
                                                                      11,694,513
                                                                      ----------
 FOOD, BEVERAGE & TOBACCO - 5.77%
*Ameriking sr nts 10.75% 12/1/06 .................      9,300,000      9,823,125
 Ameriserve Food Distributors co guarantee
  10.125% 7/15/07  ...............................     14,250,000     15,390,000
 B & G Foods sr sub nts 144A
  9.625% 8/1/07  .................................      9,500,000      9,761,250
 Core-Mark sr sub nts 11.375% 9/15/03 ............      7,975,000      8,573,125
 Del Monte Foods sr disc nts 144A
  12.50% 12/15/07  ...............................     18,600,000     11,415,750
 DiGiorgio sr nts 10.00% 6/15/07 .................     12,500,000     12,421,875
 Grupo Azucarero Mexico sr nts 144A
  11.50% 1/15/05  ................................      2,700,000      2,706,750
 International Home Foods co guarantee
  10.375% 11/1/06  ...............................      3,325,000      3,724,000
*Windy Hill Pet Food sr sub nts
  9.75% 5/15/07  .................................      8,900,000      9,523,000
                                                                      ----------
                                                                      83,338,875
                                                                      ----------

--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS (CONTINUED)
 HEALTHCARE & PHARMACEUTICALS - 1.98%
 Alliance Imaging sr sub nts 9.625% 12/15/05 .......   $ 8,550,000   $ 8,881,313
 Dynacare sr nts 10.75% 1/15/06 ....................     9,750,000    10,395,938
 Kinetic Concepts Notes sr sub nts
  9.625% 11/1/07  ..................................     9,000,000     9,405,000
                                                                      ----------
                                                                      28,682,251
                                                                      ----------
 INDUSTRIAL MACHINERY - 2.38%
*Hawk sr nts 10.25% 12/1/03 ........................     8,400,000     9,156,000
 Motors and Gears sr nts 10.75% 11/15/06 ...........     8,500,000     9,286,250
 Motors and Gears sr nts 144A
  10.75% 11/15/06  .................................    10,800,000    11,799,000
 Roller Bearing co guarantee 9.625% 6/15/07 ........     4,000,000     4,120,000
                                                                      ----------
                                                                      34,361,250
                                                                      ----------
 LEISURE, LODGING & ENTERTAINMENT - 3.72%
 Booth Creek Ski Holdings sr nts
  12.50% 3/15/07  ..................................    11,400,000    11,556,750
*Casino America sr nts 12.50% 8/1/03 ...............     9,900,000    10,976,625
*Hollywood Casino sr nts 12.75% 11/1/03 ............    12,450,000    13,741,688
 Station Casinos sr sub nts 9.75% 4/15/07 ..........     7,225,000     8,254,563
 Town Sports International sr nts
  9.75% 10/15/04  ..................................     6,100,000     6,229,625
 Trump Atlantic City Association Funding sr nts 144A
  11.25% 5/1/06  ...................................     3,000,000     3,060,000
                                                                      ----------
                                                                      53,819,251
                                                                      ----------
 METALS & MINING - 3.79%
 Bayou Steel first mtg 10.25% 3/1/01 ...............     5,000,000     5,168,750
 Commonwealth Aluminum sr sub nts
  10.75% 10/1/06  ..................................     8,825,000     9,531,000
 Metallurg sr nts 144A 11.00% 12/1/07 ..............     8,950,000     9,352,750
 Renco Metals sr nts 11.50% 7/1/03 .................    14,900,000    15,998,875
 Renco Steel sr nts 144A 10.875% 2/1/05 ............     3,500,000     3,535,000
*Westmin Resources sr nts 11.00% 3/15/07 ...........     9,650,000    11,121,625
                                                                      ----------
                                                                      54,708,000
                                                                      ----------
 PACKAGING & CONTAINERS - 2.53%
 AEP Industries sr sub nts 144A
  9.875% 11/15/07  .................................     4,800,000     5,064,000
 Calmar sr sub nts 11.50% 8/15/05 ..................    14,500,000    15,569,375
 Graham Packaging sr sub nts 144A
  8.75% 1/15/08  ...................................     4,500,000     4,567,500
 Graham Packaging sr disc nts 144A
  10.75% 1/15/09  ..................................     7,000,000     4,383,750
 Silgan Holdings debs 13.25% 7/15/06 ...............     6,054,048     6,939,452
                                                                      ----------
                                                                      36,524,077
                                                                      ----------
 PAPER & FOREST PRODUCTS - 5.29%
*Gaylord Container sr nts 9.75% 6/15/07 ............     9,950,000    10,149,000
*Four M sr nts 12.00% 6/1/06 .......................    14,225,000    15,167,406
 MAXXAM Group sr nts 11.25% 8/1/03 .................    12,250,000    13,107,500
 MAXXAM Group Holdings sr nts
  12.00% 8/1/03  ...................................     9,400,000    10,281,250
*Riverwood International co guarantee
  10.875% 4/1/08  ..................................    20,200,000    19,947,500
 Stone Container sr sub nts 12.25% 4/1/02 ..........     7,500,000     7,734,375
                                                                      ----------
                                                                      76,387,031
                                                                      ----------
                                                           for current income 11
DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS (CONTINUED)
 Retail - 4.81%
 Central Tractor sr nts 10.625% 4/1/07 ..........    $ 5,000,000    $  5,362,500
 Fleming sr sub nts 10.50% 12/1/04 ..............     13,225,000      14,068,094
 J Crew Group debs 144A 13.125% 10/15/08 ........      3,900,000       1,915,875
*J Crew Operating sr sub nts 144A
  10.375% 10/15/07  .............................      4,500,000       4,314,375
*Jitney-Jungle Stores co guarantee
  10.375% 9/15/07  ..............................     13,700,000      14,590,500
*Leslie's Poolmart sr nts 10.375% 7/15/04 .......     10,450,000      10,946,375
 Petro Stopping Centers sr nts 10.50% 2/1/07 ....     10,400,000      11,115,000
*Shoppers Food Warehouse sr nts
  9.75% 6/15/04  ................................      6,900,000       7,150,125
                                                                      ----------
                                                                      69,462,844
                                                                      ----------
 TELECOMMUNICATIONS - 13.06%
 Allegiance Telecom units 144A
  11.75% 2/15/08  ...............................     11,500,000       6,468,750
 Arch Communications sr disc nts
  10.875% 3/15/08  ..............................     19,000,000       9,405,000
 BTI Telecom sr nts 10.50% 9/15/07 ..............     18,925,000      20,297,063
 Comcast Cellular sr nts 9.50% 5/1/07 ...........      5,500,000       5,850,625
 CSK Auto co guarantee 11.00% 11/1/06 ...........     14,400,000      15,858,000
 GST USA co guarantee 13.875% 12/15/05 ..........     14,000,000      11,585,000
*Iridium LLC/Capital sr nts 144A
  11.25% 7/15/05  ...............................      7,000,000       7,148,750
 KMC Telecom Holdings units
  12.50% 2/15/08  ...............................     14,000,000       7,735,000
 McCaw International units 13.00% 4/15/07 .......     11,200,000       6,944,000
*Metrocall sr sub nts 10.375% 10/1/07 ...........     12,900,000      13,238,625
 Metronet Communications sr sub nts
  10.75% 11/1/07  ...............................      4,600,000       2,972,750
*Nextel Communications sr disc nts
  9.75% 8/15/04  ................................      9,000,000       8,617,500
 Nextel Communications sr disc nts
  10.65% 9/15/07  ...............................     14,500,000       9,696,875
*Nextlink Communications sr nts
  9.625% 10/1/07  ...............................      5,000,000       5,337,500
*Paging Network sr sub nts 10.125% 8/1/07 .......      9,400,000       9,787,750
 RCN sr nts 10.00% 10/15/07 .....................      3,800,000       4,075,500
 RCN sr disc nts 11.125% 10/15/07 ...............     10,000,000       6,737,500
 RCN sr nts 144A 10.00% 2/15/08..................     17,500,000      10,820,600
 Telegroup sr disc nts 144A 10.50% 11/1/04 ......      2,000,000       1,642,500
 Teligent sr nts 11.50% 12/1/07 .................     17,000,000      17,892,500
 USA Mobile Telecommunications sr nts
  14.00% 11/1/04  ...............................      6,300,000       6,575,625
                                                                      ----------
                                                                     188,687,413
                                                                      ----------

--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                    ----------------------------
 CORPORATE BONDS (CONTINUED)
 TEXTILES & FURNITURE - 2.75%
*Anvil Knitwear sr nts 10.875% 3/15/07 .......    $   10,000,000    $ 10,412,500
 CMI Industries sr sub nts 9.50% 10/1/03 .....         4,000,000       3,945,000
 Collins & Aikman Floorcove sr sub nts
  10.00% 1/15/07  .............................       16,420,000      17,425,725
 Scovill Fasteners sr nts 144A
  11.25% 11/30/07  ............................        7,700,000       8,008,000
                                                                   -------------
                                                                      39,791,225
                                                                   -------------
 TRANSPORTATION & SHIPPING - 2.88%
 Chemical Leaman sr nts 10.375% 6/15/05 ......         7,430,000       7,847,938
 Equimar Shipholdings co guarantee
  9.875% 7/1/07  .............................         9,800,000       9,224,250
 International Shipholdings sr nts 144A
  7.75% 10/15/07  ............................         1,500,000       1,496,250
 Navigator Gas Transport nts 144A
  10.50% 6/30/07  ............................         9,400,000      10,116,750
 Navigator Gas Transport units
  12.00% 6/30/07  ............................         8,000,000       9,120,000
 Pegasus Shipping Hellas co guarantee 144A
  11.875% 11/15/04  ..........................         3,000,000       2,981,250
 Southern Pacific sr nts 11.25% 11/1/04 ......           900,000         893,250
                                                                   -------------
                                                                      41,679,688
                                                                   -------------
 SERVICES/OTHER - 4.39%
 IMO Industries sr sub nts 11.75% 5/1/06 .....        16,965,000      18,894,769
 Ryder Transportation sr sub nts
  10.00% 12/1/06  ............................         6,650,000       6,857,813
*Speedy Muffler King co guarantee
  10.875% 10/1/06  ...........................         5,750,000       4,003,438
 Williams Scotsman co guarantee
  9.875% 6/1/07  .............................        10,750,000      11,206,875
 Comforce Operating sr nts 144A
  12.00% 12/1/07  ............................         6,550,000       6,844,750
 MSX International sr sub nts 144A
  11.375% 1/15/08  ...........................         5,600,000       5,768,000
 Spinnaker Industries sr nts
  10.75% 10/15/06  ...........................         9,500,000       9,880,000
                                                                   -------------
                                                                      63,455,645
                                                                   -------------
 Total Corporate Bonds
  (cost $1,308,694,420)  .....................                     1,362,474,255
                                                                   -------------

 U.S. Treasury Obligations - 7.24%
 U.S. Treasury Note 9.00% 5/15/98 ............       103,670,000     104,738,827
                                                                     -----------
 Total U.S. Treasury Obligations
  (cost $104,872,432)  .......................                       104,738,827
                                                                     -----------

12 for current income

DELCHESTER FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        NUMBER           MARKET
                                                       OF SHARES         VALUE
                                                    ----------------------------
  CONVERTIBLE PREFERRED STOCKS - 1.45%
 *American Communication Services .............           9,850     $11,155,125
  Pantry Pride cv 14.875% pfd .................          97,500       9,762,188
                                                                ---------------
  Total Convertible Preferred Stocks
   (cost $20,296,375 )  .......................                      20,917,313
                                                                ---------------

  PREFERRED STOCKS - 1.30%
  Cablevision Systems pik pfd .................           3,207         370,400
  Dobson Communications .......................           4,750       4,910,313
  Echostar Communications .....................          66,500       7,248,500
  Pegasus Communications Unit .................          45,000       5,130,000
  Terex-Appreciation Rights ...................          55,200       1,104,000
                                                                ---------------
  Total Preferred Stocks
  (cost $16,516,423 )  ........................                      18,763,213
                                                                ---------------

  STOCK WARRANTS - 0.03%
**Electronic Retailing System Warrants ........          13,200         396,000
**Highway Master Warrants .....................           8,700           8,700
                                                                ---------------
  Total Stock Warrants (cost $544,058) ........                         404,700
                                                                ---------------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 104.30%
   (COST $1,450,923,708)  ...............................       $ 1,507,298,308
  LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (4.30%)  ..............................           (62,173,813)
                                                                 ---------------
  NET ASSETS APPLICABLE TO 156,443,338 DELCHESTER
   FUND A CLASS, 47,742,177 DELCHESTER
   FUND B CLASS, 4,603,454 DELCHESTER FUND
   C CLASS, AND 6,185,878 DELCHESTER FUND
   INSTITUTIONAL CLASS SHARES ($1 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO
   $6.72 PER SHARE - 100.00%  ...........................       $ 1,445,124,495
                                                                ===============
 COMPONENTS OF NET ASSETS AT JANUARY 31, 1998:
  Common stock, $1 par value, 500,000,000 shares
   authorized to the Fund with 350,000,000 shares
   allocated to Delchester Fund A Class, 50,000,000
   shares allocated to Delchester Fund B Class,
   50,000,000 shares allocated to Delchester
   Fund C Class and 50,000,000 shares allocated
   to Delchester Fund Institutional Class ................       $1,556,837,562
  Undistributed net investment income ....................              335,666
  Accumulated net realized loss on investments ...........         (168,423,333)
  Net unrealized appreciation of investments .............           56,374,600
                                                                 --------------
  Total Net Assets .......................................       $1,445,124,495
                                                                 ==============
----------
 *Security on loan.
**Non-income producing security for the six-month period ended January 31, 1998.
 +Zero coupon security as of January 31, 1998. The coupon shown is the step-up rate.

 Summary of Abbreviations:
   co guarantee  -  company guaranteed       pfd  -  preferred
             cv  -  convertible              pik  -  pay-in-kind
           debs  -  debentures               sr   -  senior
           disc  -  discount                 sub  -  subordinated
      first mtg  -  first mortgage         unsec  -  unsecured
            nts  -  notes

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .........................................    $67,825,223
Dividends ........................................        725,156    $68,550,379
                                                      -----------
EXPENSES:
Management fees ..................................      3,953,024
Distribution expenses ............................      2,916,368
Dividend disbursing and
  transfer agent fees and expenses ...............      1,003,362
Accounting and administration ....................        295,948
Reports and statements to shareholders ...........        227,822
Registration fees ................................         69,686
Professional fees ................................         32,542
Directors fees ...................................         13,235
Other ............................................          4,167      8,516,154
                                                      -----------    -----------
NET INVESTMENT INCOME ............................                    60,034,225
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on investments ..........................           26,149,251
Net change in unrealized appreciation .....................            5,512,219
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ...........................................           31,661,470
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..........................................          $91,695,695
                                                                     ===========

                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
DELCHESTER FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                SIX MONTHS             YEAR
                                                   ENDED              ENDED
                                                  1/31/98            7/31/97
                                                (UNAUDITED)
                                                 ----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ......................  $    60,034,225   $   119,783,445
Net realized gain on investments ...........       26,149,251        47,638,271
Net increase in unrealized appreciation ..--        5,512,219        39,751,252
                                              ---------------   ---------------
Net increase in net assets
  resulting from operations ................       91,695,695       207,172,968
                                              ---------------   ---------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  A Class ..................................      (45,482,355)      (94,104,779)
  B Class ..................................      (11,776,621)      (19,288,798)
  C Class ..................................         (974,148)         (967,413)
  Institutional Class ......................       (1,906,547)       (5,288,670)
                                              ---------------   ---------------
                                                  (60,139,671)     (119,649,660)
                                              ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ..................................       94,683,286       189,097,203
  B Class ..................................       62,459,525       114,988,203
  C Class ..................................       12,878,844        15,224,523
  Institutional Class ......................       21,170,571        26,230,680
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income:
  A Class ..................................       20,792,947        45,057,620
  B Class ..................................        4,539,454         7,617,766
  C Class ..................................          543,080           613,365
  Institutional Class ......................        1,632,961         4,464,404
                                              ---------------   ---------------
                                                  218,700,668       403,293,764
                                              ---------------   ---------------
Cost of shares repurchased:
  A Class ..................................     (117,308,651)     (245,410,292)
  B Class ..................................      (26,405,333)      (40,864,850)
  C Class ..................................       (2,181,829)       (2,539,287)
  Institutional Class ......................      (26,221,954)      (49,688,282)
                                              ---------------   ---------------
                                                 (172,117,767)     (338,502,711)
                                              ---------------   ---------------
Increase in net assets derived from capital
  share transactions .......................       46,582,901        64,791,053
                                              ---------------   ---------------
NET INCREASE IN NET ASSETS .................       78,138,925       152,314,361

NET ASSETS:
  Beginning of period ......................    1,366,985,570     1,214,671,209
                                              ---------------   ---------------
  End of period ............................  $ 1,445,124,495   $ 1,366,985,570
                                              ===============   ===============

                             See accompanying notes

14 for current income

DELAWARE GROUP INCOME FUNDS INC. - DELCHESTER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                Delchester Fund A Class
                                              -------------------------------------------------------------------------------------
                                               Six Months          Year            Year           Year           Year        Year
                                                  Ended           Ended           Ended          Ended          Ended       Ended
                                                1/31/1998        7/31/97         7/31/96        7/31/95        7/31/94     7/31/93
                                               (Unaudited)

Net asset value, beginning of period ......    $     6.570     $     6.140     $   6.280      $     6.450   $    7.070  $   6.900

Income from investment operations:
    Net investment income..................          0.293           0.598         0.628            0.668        0.744      0.774
    Net realized and unrealized gain (loss)
     from investments .....................          0.150           0.430        (0.141)          (0.167)      (0.618)     0.165
                                               -----------     -----------     ---------      -----------   ----------  ---------
    Total from investment operations ......          0.443           1.028         0.487            0.501        0.126      0.939
                                               -----------     -----------     ---------      -----------   ----------  ---------
Less dividends and distributions:
    Dividends from net investment income ..         (0.293)         (0.598)       (0.627)          (0.671)      (0.746)    (0.769)
                                               -----------     -----------     ---------      -----------   ----------  ---------
    Total dividends and distributions .....         (0.293)         (0.598)       (0.627)          (0.671)      (0.746)    (0.769)
                                               -----------     -----------     ---------      -----------   ----------  ---------
Net asset value, end of period ............    $     6.720     $     6.570     $   6.140      $     6.280   $    6.450  $   7.070
                                               ===========     ===========     =========      ===========   ==========  =========

Total Return(1)............................          6.90%          17.53%         8.10%            8.46%        1.60%     14.46%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)     $1,051,658      $1,030,328      $973,939       $1,020,763    $ 983,569   $955,113
    Ratio of expenses to average net assets          1.05%(2)        1.04%         1.02%            1.09%        1.05%      1.04%
    Ratio of net investment income to
      average net assets ..................          8.75%(2)        9.48%        10.11%           10.77%       10.48%     11.17%
    Portfolio turnover ....................           118%(2)         154%          108%              92%          92%        72%

----------
(1) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(2)  Annualized.

                             See accompanying notes
                                                           for current income 15
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delchester Fund B Class                   Delchester Fund C Class
                                           -----------------------------------------------------  ---------------------------------
                                           Six Months        Year      Year    Year    5/2/94(2)  Six Months      Year  11/29/95(2)
                                              Ended         Ended     Ended    Ended      to         Ended       Ended       to
                                             1/31/98       7/31/97   7/31/96  7/31/95   7/31/94     1/31/98     7/31/97    7/31/96
                                           (Unaudited)                                            (Unaudited)

Net asset value, beginning of period ......    $6.570      $6.140    $6.280    $ 6.450    $6.730      $6.570      $6.140   $6.210

Income from investment operations:
    Net investment income .................     0.266       0.550     0.581      0.624     0.120       0.268       0.550    0.385
    Net realized and unrealized gain (loss)
        from investments ..................     0.152       0.430    (0.141)     0.170)   (0.280)      0.150       0.430   (0.069)
                                               ------      ------    -------    -------   -------     ------      ------   -------
    Total from investment operations ......     0.418       0.980     0.440      0.454    (0.160)      0.418       0.980    0.316
                                               ------      ------    -------    -------   -------     ------      ------   -------
Less dividends and distributions:
    Dividends from net investment income ..    (0.268)     (0.550)   (0.580)    (0.624)   (0.120)     (0.268)     (0.550)  (0.386)
                                               ------      ------    -------    -------   -------     ------      ------   -------
    Total dividends and distributions .....    (0.268)     (0.550)   (0.580)    (0.624)   (0.120)     (0.268)     (0.550)  (0.386)
                                               ------      ------    -------    -------   -------     ------      ------   -------
Net asset value, end of period ............    $6.720      $6.570    $6.140     $6.280    $6.450      $6.720      $6.570   $6.140
                                               ======      ======    =======    ======    =======     ======      ======   ======
Total Return(1) ...........................     6.50%      16.66%     7.30%      7.64%        (3)      6.49%      16.66%    5.20%

Ratios and supplemental data:
    Net assets, end of period
     (000 omitted) ........................  $320,937    $273,499    $176,266  $111,860  $21,776     $30,946     $19,094   $4,953
    Ratio of expenses to average
      net assets ..........................     1.80%(4)    1.79%       1.77%     1.82%    1.83%       1.80%(4)    1.79%    1.77%
    Ratio of net investment income to
      average net assets ..................     8.00%(4)    8.73%       9.36%    10.14%    9.70%       8.00%(4)    8.73%    9.36%
    Portfolio turnover ....................      118%(4)     154%        108%       92%      92%        118%(4)     154%     108%

(1) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Total return has been omitted as management believes that such information for this relatively short period is not meaningful.
(4)  Annualized.

                             See accompanying notes

16 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               Delchester Fund Institutional Class
                                               ------------------------------------------------------------------------------
                                               Six Months        Year        Year       Year          Year         Year
                                                  Ended         Ended       Ended      Ended         Ended         Ended
                                                 1/31/98       7/31/97     7/31/96    7/31/95       7/31/94       7/31/93
                                               (Unaudited)
Net asset value, beginning of period ......       $6.570         $6.140     $6.280      $6.450        $7.070         $6.900

Income from investment operations:
    Net investment income                          0.300         0.614       0.644       0.685         0.758          0.787
    Net realized and unrealized gain (loss)
      from investments ....................        0.151         0.429      (0.142)     (0.169)       (0.617)          0.165
                                                   -----         -----       -----       -----         -----          -----
    Total from investment operations ......        0.451         1.043       0.502       0.516         0.141          0.952
                                                   -----         -----       -----       -----         -----          -----
Less dividends and distributions:
    Dividends from net investment income ..       (0.301)       (0.613)     (0.642)     (0.686)       (0.761)        (0.782)
                                                   -----         -----       -----       -----         -----          -----
    Total dividends and distributions .....       (0.301)       (0.613)     (0.642)     (0.686)       (0.761)        (0.782)
                                                   -----         -----       -----       -----         -----          -----

Net asset value, end of period ............       $6.720        $6.570      $6.140      $6.280        $6.450         $7.070
                                                  ======        ======      ======      ======        ======         ======
Total Return ..............................        7.03%        17.82%       8.37%       8.72%         1.82%         14.67%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)      $41,583       $44,065     $59,513    $ 61,742      $ 71,122       $ 35,909
    Ratio of expenses to average net assets        0.80%(1)      0.79%       0.77%       0.82%         0.83%          0.86%
    Ratio of net investment income to
      average net assets ..................        9.00%(1)      9.73%      10.36%      11.14%        10.70%         11.35%
    Portfolio turnover ....................         118%(1)       154%        108%         92%           92%            72%


----------
(1)  Annualized.

                             See accompanying notes
                                                           for current income 17
  DELAWARE GROUP INCOME FUNDS, INC. - DELCHESTER FUND
  NOTES TO FINANCIAL STATEMENTS
  JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  Delaware Group Income Funds, Inc. - Delchester Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Delchester Fund A Class carries a front-end sales charge of 4.75%. The Delchester Fund B Class carries a back-end deferred sales charge. The Delchester Fund C Class carries a level load deferred sales charge and Delchester Institutional Class has no sales charge. The Fund's objective is to seek as high a current income as is consistent with providing reasonable safety.

  1. Significant Accounting Policies
  The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

  Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

  Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

  Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of Delaware Investments. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

  Other - Expenses common to all Funds within Delaware Investments are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

  Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2. Investment Management and Other Transactions with Affiliates
  In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $500 million of average daily net assets, 0.575% on the next $250 million and 0.55% on the average daily net assets in excess of $750 million. At January 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $118,177.

  The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, accounting, and transfer agent for the Fund. For the six months ended January 31, 1998, the Fund expensed $1,003,362 for dividend disbursing and transfer agent services and $226,704 for accounting services. At January 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $90,969.

  Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the six months ended January 31, 1998, DDLP earned $248,753 for commissions on sales of the Fund A Class shares.

  Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

  3. Investments
  During the six-month period ended January 31, 1998, the Fund made purchases of $934,896,855 and sales of $746,970,634 of investment securities other than U.S. government securities and temporary cash investments. During the six-month period ended January 31, 1998, the Fund made purchases of $508,757,424 and sales of $541,889,523 of long-term U.S. government securities.

  At January 31, 1998, the aggregate cost of securities for federal income tax purposes was $1,450,923,708.

  At January 31, 1998, unrealized appreciation for federal income tax purposes aggregated $56,374,600 of which $64,542,308 related to unrealized appreciation of securities and $8,167,708 related to unrealized depreciation of securities.

  For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1997, of $191,344,902 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998 - $10,861,752, 1999 - $89,261,440, 2002 - $3,628,131, and 2003 -
  $87,593,579.

18 for current income

--------------------------------------------------------------------------------
  4. Capital Stock
  Transactions in capital stock were as follows:

                                              Six Months Ended     Year Ended
                                                   1/31/98          7/31/97
                                                 (Unaudited)
  Shares sold:
   A Class ..................................     14,308,396       29,886,498
   B Class ..................................      9,443,191       18,171,332
   C Class ..................................      1,946,690        2,401,059
   Institutional Class .....................       3,205,157        4,110,657

  Shares issued upon reinvestment of
   dividends from net investment income:
   A Class ..................................      3,147,931        7,101,822
   B Class ..................................        687,218        1,198,602
   C Class ..................................         82,165           96,296
   Institutional Class ......................        247,235          712,863
                                                  ----------       ----------
                                                  33,067,982       63,679,129
                                                  ----------       ----------

  Shares repurchased:
   A Class ..................................    (17,767,702)     (38,750,393)
   B Class ..................................     (3,998,494)      (6,448,410)
   C Class ..................................       (330,355)        (398,589)
   Institutional Class .....................      (3,970,626)      (7,805,689)
                                                  ----------       ----------
                                                 (26,067,177)     (53,403,081)
                                                  ----------       ----------
  Net Increase .............................       7,000,805       10,276,048
                                                  ==========       ==========

  5. Lines of Credit
  The Fund has a committed line of credit for $42,900,000. No amount was outstanding at January 31, 1998, or at any time during the six-month period.


  6. Market and Credit Risk
  The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

  The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

  7. Securities Lending
  Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at January 31, 1998, was $89,108,171 and $90,890,334, respectively.

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

  *Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


(Photo of keyboard)

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for Delchester Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.


Printed in the USA
on recycled paper

SA-024 [1/98] PP3/98
(534)

Copy Rights Delaware Distributors, L.P.


DELAWARE
INVESTMENTS
=====================
Philadelphia o London